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                                                                    Exhibit 99.1


                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002,


In connection with the Quarterly Report of BrandPartners Group, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   By: /s/ Edward T. Stolarski
                                       ----------------------------------------
                                       Edward T. Stolarski
                                       Chairman, Chief Executive Officer and
                                       Chief Financial Officer


                                       November 13, 2002,


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